UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 5, 2004


                               PLIANT CORPORATION
                               ------------------
               (Exact name of company as specified in its charter)


          UTAH                        333-40067                  87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                ------------------------------------------------
                Company's telephone number, including area code:


                                      N.A.
          (Former name or former address if changed since last report)


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ITEM 9 AND 12. REGULATION FD DISCLOSURE  AND RESULTS OF OPERATIONS AND FINANCIAL
               CONDITION

     As previously announced, we will hold a conference call to discuss our operating results for the quarter ended March 31, 2004 and to answer questions about the business. The call will take place at 2:00 p.m. Eastern Standard Time on Thursday, May 6, 2004. Our press release containing information on how to access the conference call is attached hereto as Exhibit 99.1.

     Our earnings release discussing our first quarter earnings is furnished herewith as Exhibit 99.2. In addition to the financial results in our earnings release, our management will discuss certain financial information relating to the first quarter of 2004, including certain quarterly EBITDA amounts. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is included in our earnings release.

     The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLIANT CORPORATION


Date: May 5, 2004                           By:  /s/ Brian E. Johnson
                                                --------------------------------
                                                Brian E. Johnson
                                                Executive Vice President and
                                                Chief Financial Officer

                                                 INDEX TO EXHIBITS

EXHIBITS

99.1     Press Release dated April 2, 2004

99.2     Earnings release dated May 5, 2004